CHANGE IN THE FUNCTIONAL CURRENCY OF ARGENTINE SUBSIDIARIES	12 Months Ended
Dec. 31, 2019
All Currencies [Abstract]
CHANGE IN THE FUNCTIONAL CURRENCY OF ARGENTINE SUBSIDIARIES
CHANGE IN THE FUNCTIONAL CURRENCY OF ARGENTINE SUBSIDIARIES

The determination of the functional currency requires management to make significant judgements. Ternium Argentina has performed a review of its functional currency and concluded that the currency that most faithfully represents the economics effects of the entity is the US dollar and therefore its functional currency has changed from the local currency to the US dollar. This change is prospective from January 1, 2020, and does not affect the balances at December 31, 2019, nor results or cash flows for the year then ended.

It is based on the following considerations:

–In the last two years, the exchange rate of the Argentine peso has been severely affected by devaluations against the US dollar and Argentina continues to be a highly inflationary economy. These events had very limited impact on sale's price in US dollar;
–In this context, there is also a greater proportion of total production cost in US dollar;
–Furthermore, new global trade restrictions, affecting the international trade of steel along with limited restrictions of imports in Argentina, have led to a greater correlation of local prices to global prices.
–Factors to determine the functional currency were always mixed. However, currently most of revenue and costs of production are negotiated and priced in US dollar.

The change in functional currency of Ternium Argentina will significantly reduce the volatility of the Company’s earnings that was due to foreign exchange movements and application of IAS29 - Financial Reporting in Hyperinflationary Economies.